Exhibit 99.1

THERMADYNE HOLDINGS CORPORATION

LETTER OF TRANSMITTAL

Offer For All Outstanding

9% Senior Secured Notes Due 2017

which have not previously been registered under the

Securities Act of 1933, as amended

in exchange for

9% Notes Due 2017

which have been registered under the

Securities Act of 1933, as amended

Pursuant to the Prospectus dated                     , 2012

The Exchange Agent for the Exchange Offer is:

U.S. Bank National Association

By Registered or Certified Mail, or by Overnight Delivery: U.S. Bank National Association 60 Livingston Avenue St. Paul, Minnesota 55107 Attn: Specialized Finance	By Facsimile Transmission (for Eligible Institutions Only): (651) 495-8158 Confirm by Telephone: (800) 934-6802	By Hand: U.S. Bank National Association 60 Livingston Avenue 1st Floor — Bond Drop Window St. Paul, Minnesota 55107

The Exchange Offer and withdrawal rights will expire at 5:00 p.m., New York time, on                     , 2012, unless extended (the “Expiration Date”). Tenders may be withdrawn prior to 5:00 p.m., New York time, on the Expiration Date.

Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of instructions via a facsimile to a number other than as listed above, will not constitute a valid delivery.

The instructions contained herein should be read carefully before this Letter of Transmittal is completed.

The undersigned acknowledges that he or she has received the Prospectus, dated                     , 2012, referred to as the Prospectus, of Thermadyne Holdings Corporation, a Delaware corporation (“Thermadyne”), and this Letter of Transmittal, which together constitute Thermadyne’s offer, referred to as the Exchange Offer, to exchange an aggregate principal amount of up to $100,000,000 of its 9% Senior Secured Notes due 2017 which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), referred to as the Exchange Notes, for a like principal amount of its issued and outstanding 9% Senior Secured Notes due 2017, referred to as the Outstanding Notes. Capitalized terms used but not defined herein shall have the same meaning given to them in the Prospectus, as it may be amended or supplemented.

This Letter of Transmittal is to be completed by a holder of Outstanding Notes either if (a) certificates for such Outstanding Notes are to be forwarded herewith or (b) a tender of Outstanding Notes is to be made by book-entry transfer to the account of U.S. Bank National Association, the Exchange Agent for the Exchange Offer, at The Depository Trust Company, or DTC, pursuant to the procedures for tender by book-entry transfer set forth under “The Exchange Offer — Procedures for Tendering Outstanding Notes — Book-Entry Transfers” in the Prospectus. Certificates or book-entry confirmation of the transfer of Outstanding Notes into the Exchange Agent’s account at DTC, as well as this Letter of Transmittal or a facsimile hereof, properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an agent’s message in lieu of this Letter of Transmittal. The term “book-entry confirmation” means a confirmation of a book-entry transfer of Outstanding Notes into the Exchange Agent’s account at DTC. The term “agent’s message” means a message to the Exchange Agent by DTC which states that

DTC has received an express acknowledgment that the tendering holder agrees to be bound by the Letter of Transmittal and that Thermadyne may enforce the Letter of Transmittal against such holder. The agent’s message forms a part of a book-entry transfer.

If Outstanding Notes are tendered pursuant to book-entry procedures, the Exchange Agent must receive, no later than 5:00 p.m., New York time, on the Expiration Date, book-entry confirmation of the tender of the Outstanding Notes into the Exchange Agent’s account at DTC, along with a completed Letter of Transmittal or an agent’s message.

By crediting the Outstanding Notes to the Exchange Agent’s account at DTC and by complying with the applicable procedures of DTC’s Automated Tender Offer Program, or ATOP, with respect to the tender of the Outstanding Notes, including by the transmission of an agent’s message, the holder of Outstanding Notes acknowledges and agrees to be bound by the terms of this Letter of Transmittal, and the participant in DTC confirms on behalf of itself and the beneficial owners of such Outstanding Notes all provisions of this Letter of Transmittal as being applicable to it and such beneficial owners as fully as if such participant and each such beneficial owner had provided the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

Holders of Outstanding Notes whose certificates for such Outstanding Notes are not immediately available or who are unlikely to be able to deliver all required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete a book-entry transfer on a timely basis may tender their Outstanding Notes according to the guaranteed delivery procedures described in “The Exchange Offer — Procedures for Tendering Outstanding Notes — Guaranteed Delivery” in the Prospectus.

Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Outstanding Notes should be listed on a separate, signed schedule affixed hereto.

DESCRIPTION OF OUTSTANDING NOTES
Name(s) and Address(es) of Record Holder(s) or Name of DTC Participant and Participant’s DTC Account Number in which Notes are Held (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount Represented	Principal Amount Tendered **

Total Principal Amount:

  *   Need not be completed if Outstanding Notes are being tendered by book-entry transfer.

**   Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Outstanding Notes represented by the Outstanding Notes indicated in the second column. See Instruction 4. Outstanding Notes tendered hereby must be in denominations of $2,000 and any higher integral multiple of $1,000.

☐ CHECK HERE IF CERTIFICATES REPRESENTING TENDERED NOTES ARE ENCLOSED HEREWITH.
☐ CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

Date Tendered:

☐    CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 1):

Name(s) of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Eligible Institution which Guaranteed Delivery

If Guaranteed Delivery is to be Made by Book-Entry Transfer:

Name of Tendering Institution

DTC Account Number

Transaction Code Number

☐ CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.*

Name:

Address:
* You are entitled to as many copies as you reasonably believe necessary.
If you require more than 10 copies, please indicate the total number required in the following space: .

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to Thermadyne the principal amount of Outstanding Notes indicated above, upon the terms and subject to the conditions of the Exchange Offer. Subject to and effective upon the acceptance for exchange of all or any portion of the Outstanding Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer, including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment, the undersigned hereby irrevocably sells, assigns and transfers to or upon the order of Thermadyne all right, title and interest in and to such Outstanding Notes.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact, with full knowledge that the Exchange Agent is also acting as agent of Thermadyne in connection with the Exchange Offer and as trustee under the indenture governing the Outstanding Notes and the Exchange Notes, with respect to the tendered Outstanding Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (1) deliver certificates representing such Outstanding Notes, together with all accompanying evidences of transfer and authenticity, to or upon the order of Thermadyne upon receipt by the Exchange Agent, as the undersigned’s agent, of the Exchange Notes to be issued in exchange for such Outstanding Notes, (2) present certificates for such Outstanding Notes for transfer and to transfer the Outstanding Notes on the books of Thermadyne and (3) receive for the account of Thermadyne all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms and conditions of the Exchange Offer.

The undersigned hereby represents and warrants that (1) the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Outstanding Notes tendered hereby, (2) Thermadyne will acquire good, marketable and unencumbered title to the tendered Outstanding Notes, free and clear of all liens, restrictions, charges and other encumbrances, and (3) the Outstanding Notes tendered hereby for exchange are not subject to any adverse claims or proxies. The undersigned further warrants and agrees that the undersigned will, upon request, execute and deliver any additional documents requested by Thermadyne or the Exchange Agent to complete the exchange, sale, assignment and transfer of the Outstanding Notes tendered hereby. The undersigned agrees to all of the terms and conditions of the Exchange Offer.

The name(s) and address(es) of the registered holder(s) of the Outstanding Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Outstanding Notes. The certificate number(s) and the Outstanding Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

If any tendered Outstanding Notes are not exchanged pursuant to the Exchange Offer for any reason, or if certificates are submitted for more Outstanding Notes than are tendered or accepted for exchange, certificates for such non-exchanged or non-tendered Outstanding Notes will be returned, or, in the case of Outstanding Notes tendered by book-entry transfer, such Outstanding Notes will be credited to an account maintained at DTC, without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

The undersigned agrees that tenders of Outstanding Notes pursuant to any one of the procedures described in “The Exchange Offer — Procedures for Tendering Outstanding Notes” in the Prospectus and in the instructions attached hereto will, upon Thermadyne’s acceptance for exchange of such tendered Outstanding Notes, constitute a binding agreement between the undersigned and Thermadyne upon the terms and subject to the conditions of the Exchange Offer. The Exchange Notes will bear interest from the most recent date to which interest has been paid on the Outstanding Notes, or, if no interest has been paid, from the date of original issuance of the Outstanding Notes. If your Outstanding Notes are accepted for exchange, then you will receive interest on the Exchange Notes and not on the Outstanding Notes. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, Thermadyne may not be required to accept for exchange any of the Outstanding Notes tendered hereby.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Outstanding Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Outstanding Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Outstanding Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under “Special Delivery Instructions,” the undersigned hereby directs that the Exchange Notes be delivered to the undersigned at the address shown below the undersigned’s signature. The undersigned recognizes that Thermadyne has no obligation pursuant to “Special Delivery Instructions” to transfer any Outstanding Notes from a registered holder thereof if Thermadyne does not accept for exchange any of the principal amount of such Outstanding Notes so tendered.

By tendering Outstanding Notes and executing this Letter of Transmittal, the undersigned, if not a participating broker-dealer, as defined below, hereby represents that: (1) the Exchange Notes acquired in the Exchange Offer are being obtained in the ordinary course of the undersigned’s business; (2) at the time of the commencement and consummation of the Exchange Offer the undersigned has not entered into any arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes in violation of the provisions of the Securities Act; (3) the undersigned is not an “affiliate” of Thermadyne or an “affiliate” of any of Thermadyne’s subsidiary guarantors to the Exchange Offer within the meaning of Rule 405 under the Securities Act; and (4) the undersigned is not acting on behalf of any person who could not truthfully make the foregoing representations. By tendering Outstanding Notes and executing this Letter of Transmittal, the undersigned, including if the undersigned is a participating broker-dealer, represents that the undersigned is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes.

The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission, or the “SEC”, as set forth in no-action letters issued to third parties, that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Outstanding Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of Thermadyne or any of its subsidiary guarantors within the meaning of Rule 405 under the Securities Act), without compliance with the registration and Prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders’ business and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes.

However, the SEC has not considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and has no arrangement or understanding to participate in a distribution of Exchange Notes. If any holder is an affiliate of Thermadyne or any of its subsidiary guarantors, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretation of the staff of the SEC and therefore may not participate in the Exchange Offer and (ii) must comply with the registration and Prospectus delivery requirements of the Securities Act in connection with any resale transaction.

If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes, it represents that the Outstanding Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a Prospectus meeting the requirements of the Securities Act in connection with any offer to resell, resale or other retransfer of such Exchange Notes pursuant to the Exchange Offer. However, by so acknowledging and delivering a Prospectus, the undersigned will not be deemed to admit that it is an “underwriter” (within the meaning of the Securities Act). Any such broker-dealer is referred to as a participating broker-dealer.

Thermadyne has agreed that, to the extent that any participating broker-dealer participates in the Exchange Offer, Thermadyne shall use commercially reasonable efforts to maintain the effectiveness of the registration statement of which the Prospectus forms a part, referred to as the exchange offer registration statement, for a period of 180 days following the consummation of the Exchange Offer as the same may be extended as provided in the registration rights agreement, which is referred to herein as the applicable period. Thermadyne has also agreed that, subject to the provisions of the registration rights agreement, the Prospectus, as amended or supplemented, will be made available to participating broker-dealers for use in connection with offers to resell, resales or retransfers of Exchange Notes received in exchange for Outstanding Notes pursuant to the Exchange Offer during the applicable period. Thermadyne will advise each participating broker-dealer (i) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed and, with respect to the exchange offer registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments to the exchange offer registration statement or supplements to the Prospectus or for additional information relating thereto, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the exchange offer registration statement or of any order preventing or suspending the use of the Prospectus or the initiation of any proceedings for that purpose, (iv) if at any time the representations of Thermadyne and any subsidiary guarantor contained in any agreement (including any underwriting agreement) contemplated by Section 5(n) of the registration rights agreement cease to be true and correct, (v) of the receipt by Thermadyne or any subsidiary guarantor of any notification with respect to the suspension of the qualification or exemption from qualification of the exchange offer registration statement or the Exchange Notes for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (vi) of the happening of any event, the existence of any condition of any information becoming known that makes any statement made in the exchange offer registration statement or the Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in, or amendments or supplements to, the exchange offer registration statement, the Prospectus or such documents so that, in the case of the exchange offer registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vii) of any reasonable determination by Thermadyne or any subsidiary guarantor that a post-effective amendment to the exchange offer registration statement would be appropriate.

Any participating broker-dealer by tendering Outstanding Notes and executing this Letter of Transmittal or effecting delivery of an agent’s message in lieu thereof, agrees that, upon receipt of any notice from Thermadyne of the happening of any event of the kind described in (iii), (v), (vi) and (vii) above, such participating broker-dealer will forthwith discontinue disposition of the Exchange Notes pursuant to the Prospectus and forthwith discontinue dissemination of the Prospectus until receipt of the amended or supplemented Prospectus or until advised in writing by Thermadyne and the subsidiary guarantors that the use of the Prospectus may be resumed, and has received copies of any amendments or supplements thereto. If Thermadyne gives such notice to suspend the sale of the Exchange Notes, it shall extend the 180-day period referred to above during which participating broker-dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when participating broker-dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which Thermadyne has given notice that the sale of Exchange Notes may be resumed, as the case may be.

As a result, a participating broker-dealer that intends to use the Prospectus in connection with offers to resell, resales or retransfers of Exchange Notes received in exchange for Outstanding Notes pursuant to the Exchange Offer must notify Thermadyne, or cause Thermadyne to be notified, on or prior to the Expiration Date, that it is a participating broker-dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at the address set forth in the Prospectus under “The Exchange Offer — Exchange Agent.”

The undersigned will, upon request, execute and deliver any additional documents deemed by Thermadyne to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby.

All authority conferred or agreed to be conferred herein and every obligation of the undersigned under this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus under “The Exchange Offer — Withdrawal Rights,” this tender is irrevocable.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OUTSTANDING NOTES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE

TENDERED THE OUTSTANDING NOTES AS SET FORTH IN SUCH BOX.

TO BE COMPLETED BY ALL TENDERING HOLDERS

(See Instructions 2 and 6)

PLEASE SIGN HERE (Please Complete Substitute Form W-9 on Page 14 or a Form W-8; See Instruction 10)

Signature(s) of Holder(s)

Date:

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Outstanding Notes tendered or on a security position listing or by person(s) authorized to become the registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)

Name(s):
(Please Print)

Capacity (full title):

Address:

Area Code and Telephone No.:

Taxpayer Identification Number:

GUARANTEE OF SIGNATURE(S) (Only If Required — See Instruction 2)

Authorized Signature:

Name:
(Please Type Or Print)

Title:

Name of Firm:

Address:

Area Code and Telephone No.:

Date:

SPECIAL ISSUANCE INSTRUCTIONS (Signature Guarantee Required — See Instructions 2, 7 and 14)

TO BE COMPLETED ONLY if Exchange Notes or Outstanding Notes not tendered or not accepted are to be issued in the name of someone other than the registered holder(s) of the Outstanding Notes whose signature(s) appear(s) above, or if Outstanding Notes delivered by book-entry transfer and not accepted for exchange are to be returned for credit to an account maintained at DTC other than the account indicated above.

Issue (check appropriate box(es))

☐  Outstanding Notes to:

☐  Exchange Notes to:

Name
(Please Print)

Address

(Zip Code) Taxpayer Identification No.

SPECIAL DELIVERY INSTRUCTIONS (Signature Guarantee Required — See Instructions 2, 7 and 14)

TO BE COMPLETED ONLY if Exchange Notes or Outstanding Notes not tendered or not accepted are to be sent to someone other than the registered holder(s) of the Outstanding Notes whose signature(s) appear(s) above, or to such registered holder at an address other than that shown above.

Deliver (check appropriate box(es))

☐  Outstanding Notes to:

☐  Exchange Notes to:

Name
(Please Print)

Address

(Zip Code)

INSTRUCTIONS

Forming Part Of The Terms And Conditions Of The Exchange Offer

1. Delivery of Letter of Transmittal and certificates; guaranteed delivery procedures.    This Letter of Transmittal is to be completed by a holder of Outstanding Notes to tender such holder’s Outstanding Notes either if (a) certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in “The Exchange Offer — Procedures for Tendering Outstanding Notes — Book-Entry Transfers” in the Prospectus and an agent’s message, as defined on page 2 hereof, is not delivered. Certificates or book-entry confirmation of transfer of Outstanding Notes into the Exchange Agent’s account at DTC, as well as this Letter of Transmittal or a facsimile hereof, properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. If the tender of Outstanding Notes is effected in accordance with applicable ATOP procedures for book-entry transfer, an agent’s message may be transmitted to the Exchange Agent in lieu of an executed Letter of Transmittal. Outstanding Notes may be tendered in whole or in part in denominations of $2,000 and any higher integral multiple of $1,000.

For purposes of the Exchange Offer, the term “holder” includes any participant in DTC named in a securities position listing as a holder of Outstanding Notes. Only a holder of record may tender Outstanding Notes in the Exchange Offer. Any beneficial owner of Outstanding Notes who wishes to tender some or all of such Outstanding Notes should arrange with DTC, a DTC participant or the record owner of such Outstanding Notes to execute and deliver this Letter of Transmittal or to send an electronic instruction effecting a book-entry transfer on his or her behalf. See Instruction 6.

Holders who wish to tender their Outstanding Notes and (i) whose certificates for the Outstanding Notes are not immediately available or for whom all required documents are unlikely to reach the Exchange Agent on or prior to the Expiration Date or (ii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Outstanding Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer — Procedures for Tendering Outstanding Notes — Guaranteed Delivery” in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an eligible institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Thermadyne, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the certificates for the Outstanding Notes, or a book-entry confirmation, together with a properly completed and duly executed Letter of Transmittal or a facsimile hereof, or an agent’s message in lieu thereof, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three (3) business days after the date of execution of such Notice of Guaranteed Delivery for all such tendered Outstanding Notes, all as provided in “The Exchange Offer — Procedures for Tendering Outstanding Notes — Guaranteed Delivery” in the Prospectus.

The Notice of Guaranteed Delivery may be delivered by hand, facsimile, mail or overnight delivery to the Exchange Agent, and must include a guarantee by an eligible institution in the form set forth in such Notice of Guaranteed Delivery. For Outstanding Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein, “eligible institution” means a firm or other entity which is identified as an “Eligible Guarantor Institution” in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, including a bank; a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings association.

The method of delivery of certificates for the Outstanding Notes, this Letter of Transmittal and all other required documents is at the election and sole risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested, properly insured, or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. No letters of transmittal or Outstanding Notes should be sent to Thermadyne. Delivery is complete when the Exchange Agent actually receives the items to be delivered. Delivery of documents to DTC in accordance with DTC’s procedures does not constitute delivery to the Exchange Agent.

Thermadyne will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal or a facsimile hereof or by causing the transmission of an agent’s message, waives any right to receive any notice of the acceptance of such tender.

2. Guarantee of Signatures.    No signature guarantee on this Letter of Transmittal is required if:

a. this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Outstanding

Notes) of Outstanding Notes tendered herewith, unless such holder has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above; or

b. such Outstanding Notes are tendered for the account of a firm that is an eligible institution.

In all other cases, an eligible institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 6.

3. Inadequate Space.    If the space provided in the box captioned “Description of Outstanding Notes” is inadequate, the certificate number(s) and/or the principal amount of Outstanding Notes and any other required information should be listed on a separate, signed schedule which is attached to this Letter of Transmittal.

4. Partial Tenders (Not Applicable To Holders Who Tender By Book-Entry Transfer).    If less than all the Outstanding Notes evidenced by any certificate submitted are to be tendered, fill in the principal amount of Outstanding Notes which are to be tendered in the “Principal Amount Tendered” column of the box entitled “Description of Outstanding Notes” on page 2 of this Letter of Transmittal. In such case, new certificate(s) for the remainder of the Outstanding Notes that were evidenced by your old certificate(s) will be sent only to the holder of the Outstanding Notes promptly after the Expiration Date. All Outstanding Notes represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. Tender of Outstanding Notes will be accepted only in denominations of $2,000 and any higher integral multiple of $1,000.

5. Withdrawal Rights.    Except as otherwise provided herein, tenders of Outstanding Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written notice of withdrawal must be timely received by the Exchange Agent at its address set forth above and in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Outstanding Notes to be withdrawn, identify the Outstanding Notes to be withdrawn, including the total principal amount of Outstanding Notes to be withdrawn, where certificates for Outstanding Notes are transmitted, the name of the registered holder of the Outstanding Notes, if different from that of the person withdrawing such Outstanding Notes, and contain a statement that the holder is withdrawing its election to have the Outstanding Notes exchanged. Such notice of withdrawal must be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which the Outstanding Notes were tendered, including any required signature guarantees, or be accompanied by documents of transfer to have the trustee of the Outstanding Notes register the transfer of the Outstanding Notes in the name of the person withdrawing the tender. If certificates for the Outstanding Notes have been delivered or otherwise identified to the Exchange Agent, then the tendering holder must submit the serial numbers of the Outstanding Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an eligible institution, except in the case of Outstanding Notes tendered for the account of an eligible institution. If Outstanding Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under “The Exchange Offer — Procedures for Tendering Outstanding Notes — Book-Entry Transfers,” the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Outstanding Notes and the notice of withdrawal must be delivered to the Exchange Agent. Withdrawals of tenders of Outstanding Notes may not be rescinded; however, Outstanding Notes properly withdrawn may again be tendered at any time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under “The Exchange Offer — Procedures for Tendering Outstanding Notes.”

All questions regarding the form of withdrawal, validity, eligibility, including time of receipt, and acceptance of withdrawal notices will be determined by Thermadyne, in its sole discretion, which determination of such questions and terms and conditions of the Exchange Offer will be final and binding on all parties. Neither Thermadyne, any of its affiliates or assigns, the Exchange Agent nor any other person is under any obligation to give notice of any irregularities in any notice of withdrawal, nor will they be liable for failing to give any such notice.

Outstanding Notes tendered by book-entry transfer through DTC that are withdrawn or not exchanged for any reason will be credited to an account maintained with DTC. Withdrawn Outstanding Notes will be returned to the holder after withdrawal. The Outstanding Notes will be returned or credited to the account maintained at DTC as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Any Outstanding Notes which have been tendered for exchange but which are withdrawn or not exchanged for any reason will be returned to the holder thereof without cost to such holder.

6. Signatures On Letter Of Transmittal, Assignments And Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

If any Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Outstanding Notes are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal or facsimiles hereof as there are different registrations of certificates.

If this Letter of Transmittal, any certificates or bond powers or any other document required by the Letter of Transmittal are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by Thermadyne, must submit proper evidence satisfactory to Thermadyne, in its sole discretion, of each such person’s authority so to act.

When this Letter of Transmittal is signed by the registered owner(s) of the Outstanding Notes listed and transmitted hereby, no endorsement(s) of certificate(s) or separate bond power(s) are required unless Exchange Notes are to be issued in the name of a person other than the registered holder(s).

Signature(s) on such certificate(s) or bond power(s) must be guaranteed by an eligible institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Outstanding Notes listed, the certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the certificates, and also must be accompanied by such opinions of counsel, certifications and other information as Thermadyne or the trustee for the Outstanding Notes may require in accordance with the restrictions on transfer applicable to the Outstanding Notes. Signatures on such certificates or bond powers must be guaranteed by an eligible institution.

7. Special Issuance And Delivery Instructions.    If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. In the case of issuance in a different name, the U.S. taxpayer identification number of the person named must also be indicated. A holder of Outstanding Notes tendering Outstanding Notes by book-entry transfer may instruct that Outstanding Notes not exchanged be credited to such account maintained at DTC as such holder may designate. If no such instructions are given, certificates for Outstanding Notes not exchanged will be returned by mail to the address of the signer of this Letter of Transmittal or, if the Outstanding Notes not exchanged were tendered by book-entry transfer, such Outstanding Notes will be returned by crediting the account indicated on page 3 above maintained at DTC. See Instruction 6.

8. Irregularities.    Thermadyne will determine, in its sole discretion, all questions regarding the form of documents, validity, eligibility, including time of receipt, and acceptance for exchange of any tendered Outstanding Notes, which determination and interpretation of the terms and conditions of the Exchange Offer will be final and binding on all parties. Thermadyne reserves the absolute right, in its sole and absolute discretion, to reject any tenders determined to be in improper form or the acceptance of which, or exchange for which, may, in the view of counsel to Thermadyne, be unlawful. Thermadyne also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under “The Exchange Offer — Conditions to the Exchange Offer” or any condition or irregularity in any tender of Outstanding Notes by any holder, whether or not Thermadyne waived similar conditions or irregularities in the case of other holders. Thermadyne’s interpretation of the terms and conditions of the Exchange Offer, including this Letter of Transmittal and the instructions hereto, will be final and binding on all parties. A tender of Outstanding Notes is invalid until all defects and irregularities have been cured or waived. Neither Thermadyne, any of its affiliates or assigns, the Exchange Agent nor any other person is under any obligation to give notice of any defects or irregularities in tenders nor will they be liable for failure to give any such notice.

9. Questions, Requests For Assistance And Additional Copies.    Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Letter of Transmittal, the Notice of Guaranteed Delivery and Forms W-8 may be obtained from the Exchange Agent at the address and telephone/ facsimile numbers indicated above, or from your broker, dealer, commercial bank, trust company or other nominee.

10. Backup Withholding; Substitute Form W-9; Form W-8.    Under the United States federal income tax laws, interest paid to holders of Exchange Notes received pursuant to the Exchange Offer may be subject to backup withholding. Generally, such payments will be subject to backup withholding unless the holder (i) is exempt from backup withholding or (ii) furnishes the payer with its correct taxpayer identification number (“TIN”) and provides certain certifications. If backup withholding applies, Thermadyne may be required to withhold at the applicable rate on interest payments made to a holder of Exchange Notes. Backup withholding is not an additional tax. Rather, the amount of backup withholding is treated as an advance payment of a tax liability, and a holder’s U.S. federal income tax liability will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by the holder from the Internal Revenue Service (the “IRS”).

To avoid backup withholding, a holder should notify the Exchange Agent of its correct TIN by completing the Substitute Form W-9 below and certifying on Substitute Form W-9 that the TIN provided is correct (or that the holder is awaiting a TIN). In addition, a holder is required to certify on Substitute Form W-9 that (i) the holder is exempt from backup withholding, or (ii) the holder has not been notified by the IRS that it is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified the holder that the holder is no longer subject to backup withholding. Consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for guidelines on completing the Substitute Form W-9. If the Exchange Agent is provided with an incorrect TIN or the holder makes false statements resulting in no backup withholding, the holder may be subject to penalties imposed by the IRS.

Certain holders (including, among others, corporations and certain foreign individuals) may be exempt from these backup withholding requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for further information regarding exempt holders. Exempt holders should furnish their TIN, check the “Exempt payee” box in the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Exchange Agent. If the holder is a nonresident alien or foreign entity not subject to backup withholding, such holder should submit an appropriate completed IRS Form W-8, signed under penalties of perjury, attesting to the holder’s foreign status, instead of the Substitute Form W-9. The appropriate Form W-8 can be obtained from the Exchange Agent upon request.

11. Waiver Of Conditions.    Thermadyne reserves the absolute right to waive satisfaction of any or all conditions, completely or partially, enumerated in the Prospectus.

12. No Conditional Tenders.    No alternative, conditional or contingent tenders will be accepted. All tendering holders of Outstanding Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Outstanding Notes for exchange.

None of Thermadyne, the Exchange Agent or any other person is obligated to give notice of any defect or irregularity with respect to any tender of Outstanding Notes nor shall any of them incur any liability for failure to give any such notice.

13. Mutilated, Lost, Destroyed Or Stolen Certificates.    If any certificate(s) representing Outstanding Notes has been mutilated, lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

14. Security Transfer Taxes.    Except as provided below, we anticipate that holders who tender their Outstanding Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, (i) Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Outstanding Notes tendered, (ii) tendered Outstanding Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or (iii) a transfer tax is imposed for any reason other than the exchange of Outstanding Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. The Exchange Agent must receive satisfactory evidence of the payment of such taxes or exemption there from or the amount of such transfer taxes will be billed directly to the tendering holder.

Except as provided in this Instruction 14, it is not necessary for transfer tax stamps to be affixed to the Outstanding Notes specified in this Letter of Transmittal.

15. Incorporation Of Letter Of Transmittal.    This Letter of Transmittal shall be deemed to be incorporated in any tender of Outstanding Notes by any DTC participant effected through procedures established by DTC and, by virtue of such tender, such participant shall be deemed to have acknowledged and accepted this Letter of Transmittal on behalf of itself and the beneficial owners of any Outstanding Notes so tendered.

Substitute Form W-9 Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do NOT send to the IRS.

Print or type See Specific Instructions on page 2.	Name (as shown on your income tax return)
Business Name/disregard entity name, if different from above.
	Check appropriate box:	☐	Individual/ Sole proprietor	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate	☐	Exempt Payee
		☐	Limited Liability Company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership) .....
		☐	Other (see instructions) ...............................................................................................................................................
	Address (number, street, and apt. or suite no.)											Requester’s name and address (optional)
City, state, and Zip code
List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3, and write “Applied For” in the space for the TIN and, in addition to the Part II Certification, sign the attached Certificate of Awaiting Taxpayer Identification Number.

Social security number

or
Employer identification number

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number show on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined on page 2).

Certification Instructions. — You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

Sign Here	Signature of U.S. person ▶	Date ▶

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ENTERED “APPLIED FOR” IN

PART I OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, all reportable payments made to me thereafter will be subject to backup withholding tax until I provide a number.

Date
Signature		(include year)

Name (Please Print)

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING AT A 28% RATE ON ANY PAYMENT MADE TO YOU.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines For Determining the Proper Identification Number to Give the Payer — Social Security Numbers (“SSNs”) have nine digits separated by two hyphens: i.e., 000-00-000. Employer Identification Numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give the NAME and SOCIAL SECURITY NUMBER of —	For this type of account:	Give the NAME And EMPLOYER IDENTIFICATION NUMBER of —
1. Individual	The individual	7. Disregarded entity not owned by a individual 8. A valid trust, estate, or pension trust	The owner
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)		Legal entity(4)
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	9. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation

4.    a. The usual revocable savings trust (grantor is also trustee)

b. The so-called trust account that is not a legal or valid trust under State law

5.    Sole proprietorship or disregarded entity owned by an individual

The grantor-trustee(1) The actual owner(1) The owner (3)

10.   Association, club, religious, charitable, educational or other tax-exempt organization

11.   Partnership or multi-member LLC

12.   A broker or registered nominee

13.   Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments

The organization The partnership or LLC The broker or nominee The public entity

6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Reg. § 1.671-4(b)(2)(i)(A))	The grantor*	14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

(1)	List first and circle the name of the person whose SSN you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s SSN.

(3)	You must show your individual name and you may also enter your business or “doing business as” name on the “Business Name” name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the Internal Revenue Service encourages you to use your SSN.

(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE: If	no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Purpose of Form

A person who is required to file an information return with the IRS must get your correct Taxpayer Identification Number, or TIN, to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. Use Form W-9 only if you are a U.S. person (including a resident alien) to give your correct TIN to the requester (the person requesting your TIN) and, when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are a U.S. exempt payee. The TIN provided must match the name given on the Substitute Form W-9.

Definition of a U.S. person.    For federal tax purposes, you are considered a U.S. person if you are:

•	An individual who is a U.S. citizen or U.S. resident alien,

•	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

•	An estate (other than a foreign estate), or

•	A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships.    Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income. The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

•	The U.S. owner of a disregarded entity and not the entity,

•	The U.S. grantor or other owner of a grantor trust and not the trust, and

•	The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person.    If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien.    Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example.    Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

Taxpayer Identification Number (TIN)

If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter this number in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN. If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

How to Get a TIN

If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form on-line at www.ssa.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Related Topics. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS web site at www.irs.gov.

If you do not have a TIN, write “Applied For” in the space for the TIN, sign and date the Substitute Form W-9 and Certification of Awaiting Taxpayer Identification Number, and give it to the requester. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

CAUTION:    A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Payees Exempt from Backup Withholding

Generally, individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your name and correct TIN in Part 1, check the “Exempt” box in Part 4, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8, Certificate of Foreign Status.

The following is a list of payees that may be exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (5), (7) through (13), C corporations, and persons registered under the Investment Advisers Act of 1940 who regularly act as a broker are also exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys’ fees, (iii) gross proceeds paid to an attorney, and (iv) payments for services paid by a federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

(1) An organization exempt from tax under section 501(a), or an individual retirement plan, or IRA, or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(2) The United States or any of its agencies or instrumentalities.

(3) A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

(4) A foreign government, a political subdivision of a foreign government, or any of their agencies or instrumentalities.

(5) An international organization or any of its agencies or instrumentalities.

(6) A corporation.

(7) A foreign central bank of issue.

(8) A dealer in securities or commodities registered in the United States, the District of Columbia, or a possession of the United States.

(9) A futures commission merchant registered with the Commodity Futures Trading Commission.

(10) A real estate investment trust.

(11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12) A common trust fund operated by a bank under section 584(a).

(13) A financial institution.

(14) A middleman known in the investment community as a nominee or custodian.

(15) An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

Exempt payees described above should file this Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE REQUESTER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE “EXEMPT” BOX ON THE FACE OF THE FORM IN THE SPACE PROVIDED, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations. The following payments are not generally subject to backup withholding:

Dividends and Patronage Payments

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) distributions made by an ESOP.

Interest Payments

•

Payments of interest on obligations issued by individuals. Note: You are subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business. Backup withholding applies to the reportable payment if the payee has not provided a TIN or provided an incorrect TIN.

•	Payments described in section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.

Privacy Act Notice.    Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal nontax criminal laws and to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. The penalties described below may also apply.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to Furnish TIN.    If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding.    If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

Criminal Penalty for Falsifying Information.    Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs.    If the payer discloses or uses TINs in violation of federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.